Equity LifeStyle Properties Community Quality Stability Executive Summary February 29, 2008 (r)

Forward-Looking Statements 2 This presentation includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; ability to obtain financing or refinance existing debt; the effect of interest rates; whether we will consolidate Privileged Access and the effects on our financials if we do so; and other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

ELS "The premier provider of affordable, quality lifestyle housing options in the markets we operate in and to the customers we serve." 3

ELS: Quick Review One of the nation's largest real estate networks with over 300 properties containing over 112,000 sites in 28 states and British Columbia ELS leases developed sites to owners of Manufactured homes (Resort Homes) Park models (Resort Cottages) Recreational vehicles 4

Investment Focus Primary investment is land/appreciating component of real estate Lower maintenance costs/customer turnover costs High quality real estate Major metros/high growth areas High barriers to entry Retirement and vacation destinations 5

Favorable Fundamentals Supply - asset scarcity: supply decreasing in target markets/NIMBY Demand - favorable demographics and migration trends Florida, Arizona, California Baby Boomers 6

Customer Relationship Long term relationship creates stable and predictable cash flows Lifestyle focus: amenities, communities Decision drivers: location, appearance, value Attractive housing: high quality, low capital commitment, easy maintenance 7

Target Customer 78 million Baby Boomers* Current RV owners - 8.2 million** Seasonal/second homeowners - 6.8 million vacation homes*** Active adults - lifestyle homes 8 * U.S Census Bureau as of July 2005 ** 2005 University of Michigan study commissioned by the Recreational Vehicle Industry Association *** National Association of Realtors' Second Home Study

Boomer Curve Source: Information acquired through www.qeaa.org, 2004 9

Unlocking Value Real estate Demographics Product flexibility Need for sales and marketing skills Joe McAdams / Privileged Access sales platform Synergies with ELS: it's all about the customer Conflicts of interest 10 10 Key Value Drivers

Structure Why lease structure? • Qualified REIT income for ELS Goal • A long term viable tenant • Benefit from value of real estate 11

Joe's Conflict of Interest Economic interests on both sides 100% ownership and control of PA Can benefit economically in ways a third party could not ELS may not enforce its rights as strongly as it might otherwise Joe may benefit PA at the expense of ELS 12

Lease Provisions and Employment Contract McAdams cannot negotiate on behalf of ELS with respect to arrangements with PA • Annual rent renewal • Limits on distributions • Limitations on amount of debt in PA 13

History - Joe McAdams Background in publishing, media, sales and marketing Sun Times Affinity Group Other 14

History - Joe McAdams (cont'd.) 2004 Joins ELS Board of Directors TT sale leaseback 2005 Leaves ELS Board of Directors and forms Privileged Access to pursue flexible use products with ELS 2006 Acquires TT operations: 104,000 members Privileged Access is premier operator and market share leader in private membership campground industry 15

History - Joe McAdams (cont'd.) 2006 Acquires Mid-Atlantic and Outdoor World operations adding 22 properties and 30,000 members 2007 Increases cash EBITDA from $27.7 million to $32.3 million 2008 Joins ELS as president 16

Scale of PA* 130,000 Member families (as of 12/07) >1,900 Employees >24,000 RV sites including: >1,900 Rental units >100 Getaway cottages * Source: Privileged Access 17

Member Attributes* Average age of member - 63 Average age of new membership buyer - 55 >90% renewal rate * Source: Privileged Access for TT customers only 18

ELS & PA Customers enjoy the highest quality RV properties across the country Resorts are located in many of the country's most desirable vacation spots In excess of 1,000,000 customer contacts Similar overall demographic profile/trends 19

ELS Locations >75 Properties with lake, river and ocean frontage >80 Properties within 10 miles of coastal U.S. Concentrations: Florida, California, Arizona, Texas Northwest coast, Eastern seaboard, Chicago metro 20

Exploding Demographics Currently over 11M Boomers are 55+ and growing 4M per year* Average life expectancy 80-83** To Boomers, RV's serve as home base to enhance ability to enjoy outdoor activities Steady RV sales in the 45-64 year old market*** 21 * Boomer Curve - page 9 ** National Center for Health Statistics (2005) for individuals aged 45 - 60 years old *** Recreational Park Trailer Industry Association (RPTIA) - Shipment Forecasts 2005-2030

Favorable Trends Outdoor recreation activity participation* • Camping > 48M • Bike riding > 35M • Boating > 29M • Fishing > 40M • Hiking > 31M Real Scarcity of RV sites • 8 million installed base of RV'ers** • Very little new capacity being developed • 1 million sites*** • Campgrounds going out of business or alternate use 22 * National Sporting Goods Association 2006 Participation Activity Survey ** 2005 University of Michigan study commissioned by the Recreational Vehicle Industry Association *** Source: Affinity Group, Inc.

23

Products Whole ownership/affordable/multiple units Fractional ownership/rental pool option Memberships Pay-for-use (rentals, park pass)/initial exposure Points 24

Objectives Creation of sales and marketing platform Leverage existing Privileged Access platform Lead generation and new customer acquisition Identify additional products for existing customers 25

Initiatives Pent up demand for whole ownership among PA members Lake Conroe, Lake & Shore, Orlando Open ELS resorts to PA members Tropic Winds, Lake Magic/Clerbrook, Countryside Open some PA resorts to public to generate additional income, leads Wholesale excess inventory/rallies/Good Sams 26

Financials

Total Market Capitalization IPO 2007* Market Capitalization $193 million $1.1 billion Preferred Units - $200 million Mortgage Notes $103 million $1.6 billion Unsecured Notes - $103 million Total Market Capitalization $296 million $3.0 billion *Assumes $45.67 closing stock price at December 31, 2007 28

29 REIT Industry Same Store NOI Growth

Track Record 1993 2007 FFO Per Share? $1.11 $3.05 Stock Price Performance? $12.88 $45.67 Dividend Paid Cumulative? $24.12 Total Return 703%? ? See page 35 for definition of FFO ? The 1993 stock price is split-adjusted; the 2007 price is the closing price as of December 31, 2007 ? Through December 31, 2007 ? Source: SNL Financial (calculation assumes dividend reinvestment) 30

2007 Selected Financial Data? (Amounts in millions, except for per share data) First Quarter Second Quarter Third Quarter Fourth Quarter Full Year 2007 Income from Property Operations 57.4 47.0 49.3 49.2 203.0 Income from Home Sales and other 0.8 (0.4) (0.4) (1.0) (1.0) Other Income and Expenses 3.1 1.3 2.5 3.4 10.1 ________ _________ __________ _________ _________ Operating Income (EBITDA) 61.3 47.9 51.4 51.6 212.1 Financing Costs and Other (29.8) (29.8) (30.0) (29.8) (119.3) ________ _________ __________ _________ _________ Funds from Operations (FFO)? 31.5 18.1 21.4 21.8 92.8 Depreciation on Real Estate and Other (16.0) (16.1) (16.2) (16.7) (65.0) Gain on sale of properties 4.6 - 6.8 0.6 12.0 Income allocated to Common OP Units (3.9) (0.4) (2.3) (1.1) (7.7) ________ _________ __________ _________ _________ Net Income Available to Common Shares 16.2 1.6 9.7 4.6 32.1 ======= ======== ========= ======== ======== Net Income Per Common Share - Fully Diluted $0.66 $0.07 $0.39 $0.19 $1.31 FFO per Share - Fully Diluted $1.04 $0.59 $0.70 $0.72 $3.05 Weighted Average Dully Diluted Shares Outstanding 30,351 30,431 30,418 30,439 30,414 ? See page 35 for definition of FFO ? Amounts may not sum down or across due to slight rounding differences 31

2007 Income from Property Operations (Amounts in millions) First Quarter Second Quarter Third Quarter Fourth Quarter Full Year 2007 Property Operations for the 2008 Core?: Property Operating Revenues 100.5 90.1 93.6 90.0 374.2 Property Operating Expenses (43.1) (43.1) (44.5) (41.3) (172.0) _______ _______ _________ __________ ________ Income from Property Operations -2008 Core 57.4 47.0 49.1 48.7 202.2 Income from Property Operations - 2007 Acquisitions 0.0 0.1 0.2 0.5 0.8 _______ _______ _________ __________ ________ Total Income from Property Operations 57.4 47.1 49.3 49.2 203.0 ? 2008 Core includes properties owned during all of 2007 32

2008 Budget - Income From Property Operations (Amounts in millions) Property Operations: 2007 2008 Growth Factor? Community Base Rental Income $236.9 Resort Base Rental Income 100.5 Utility and Other Income 36.8 __________ Property Operating Revenues $374.2 3.50 - 4.00% Property Operating Expenses (172.0) ___________ Income from Property Operations 202.2 2.50 - 3.00% ========== 2007 Acquisitions 2008 Budget? Income from Property Operations $2.0 2008 Core? ? 2008 Core includes properties owned during all of 2007 ? Company's estimate of the growth of the 2008 Core in 2008 compared to actual 2007 performance ? Company's estimate of the 2008 performance of properties purchased in 2007 33

2008 Guidance - Selected Financial Data (Amounts in millions, except for per share data) 2008 Budget? Income from Property Operations $209 Income from Home Sales and Other 0 Other Income and Expenses 8 Operating Income (EBITDA) 217 Financing Costs and Other (117) ___________ Funds from Operations (FFO)? 100 Depreciation on Real Estate and Other (65) Income Allocated to Common OP Units (7) ___________ Net Income Available to Common Shares 28 ========== Net Income Per Common Share - Fully Diluted $0.81 - $0.94 FFO Per Share - Fully Diluted $3.15 - $3.30 Weighted Average Fully Diluted Shares Outstanding 30.7 ? Based on company's estimate ? See page 35 for definition of FFO 34

In an effort to provide additional information regarding the performance of the Company, certain non-GAAP financial measures are used in this presentation. Operating Income is a non-GAAP financial measure. Operating Income is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, depreciation, interest and related amortization expense, and income taxes. The Company believes that Operating Income is an important indicator because it provides information on our ability to service debt, pay dividends, and fund capital expenditures. Funds From Operations ("FFO") is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Investors should review these measures along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. These do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. Non GAAP Disclosure 35